UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

Precision BioSciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 314-5512

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 18, 2024, the Company held a special meeting of stockholders (the “Special Meeting”). A total of 83,328,647 shares of the Company’s common stock, par value $0.000005 (the “Common Stock”), were present in person or represented by proxy at the Special Meeting, representing approximately 68.34% of the Common Stock outstanding as of the November 27, 2023 record date. Following are the voting results for the proposals considered and voted upon at the Special Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on December 4, 2023, as supplemented.

Proposal 1 – The approval of amendments to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio ranging from any whole number between 1-for-10 and 1-for-30, as determined by the Company’s Board of Directors (the “Board”) in its discretion, subject to the Board’s authority to abandon such amendments.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
71,771,593	11,275,251	281,803	0

Proposal 2 – The approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTES
75,291,080	7,698,338	339,229	0

Based on the foregoing votes, the affirmative vote of the holders of a majority of the voting power of the votes cast at the Special Meeting has been voted in favor for both proposals. Although Proposal 2 was approved, adjournment of the Special Meeting was not necessary or appropriate because the Company’s stockholders approved Proposal 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	January 19, 2024	By:	/s/ Dario Scimeca
Dario Scimeca General Counsel